UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 25, 2021
Date of Report (Date of earliest event reported)

1-13948
(Commission file number)
SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 North Point Center East,	Suite 600
Alpharetta,	Georgia	30022
(Address of principal executive offices)		(Zip Code)

1-800-514-0186
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SWM	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Amendment No. 2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2021 (the “Original Form 8-K”), as amended by Amendment No. 1 filed on June 25, 2021 (“Amendment No. 1”), is being filed to replace the pro forma financial information required by Item 9.01(b) of Form 8-K, a draft copy of which was inadvertently filed as Exhibit 99.2 to Amendment No. 1. Schweitzer-Mauduit International, Inc. (the “Company” or “SWM”) filed the Original From 8-K to report the completion of its acquisition of Scapa Group Plc and Subsidiaries (“Scapa”).

The pro forma financial information included in this amended Report on Form 8-K/A has been presented for informational purposes, is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition actually would have been had the acquisition and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of Scapa and Subsidiaries as of March 31, 2021 and 2020, and for the year then ended were previously filed as Exhibit 99.1 to Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020, and the accompanying notes, are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.                    Description of Exhibit
_________    _____________________________________________________________________
23.1    Consent of Deloitte LLP (incorporated by reference to Exhibit 23.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on June 25, 2021).

99.1    Scapa Consolidated Financial Statements of March 31, 2021 and 2020 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on June 25, 2021).

99.2    Unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020, and the accompanying notes.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Registrant)

By:	/s/ Andrew Wamser
Andrew Wamser Executive Vice President and Chief Financial Officer

Dated: June 28, 2021